SCHEDULE 14A INFORMATION
               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                              (Amendment No. __)
Filed by the Registrant    /X/
File by a Party other than the Registrant / /

Check the appropriate box:
/  /     Preliminary Proxy Statement
/  /     Confidential, for Use of the Commission
         Only (as permitted by Rule 14a-6(e)(2))
/X /     Definitive Proxy Statement
/  /     Definitive Additional Materials
/  /     Soliciting Material Pursuant to Section 240.14a-11(c) or Section
         240.14a-12

                        The Southern Africa Fund, Inc.
- - - -------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)
- - - -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X /     $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
/  /     $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
/  /     Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

         (1)  Title of each class of securities to which transaction applies:
- - - -------------------------------------------------------------------------------
         (2)  Aggregate number of securities to which transaction applies:
- - - -------------------------------------------------------------------------------
         (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
- - - -------------------------------------------------------------------------------
         (4)  Proposed maximum aggregate value of transaction:
- - - -------------------------------------------------------------------------------
         (5)  Total fee paid:
- - - -------------------------------------------------------------------------------
/   /    Fee paid previously with preliminary materials.
/   /    Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)  Amount Previously Paid:
         (2)  Form, Schedule or Registration Statement No.:
         (3)  Filing Party:
         (4)  Dated Filed:

LOGO
                                                 THE SOUTHERN AFRICA FUND, INC.


1345 Avenue of the Americas, New York, New York 10105
Toll Free (800) 221-5672

                NOTICE OF FIRST ANNUAL MEETING OF STOCKHOLDERS

                                MARCH 14, 1995

To the Stockholders of The Southern Africa Fund, Inc.:

    Notice is hereby given that the First Annual Meeting of Stockholders (the "Meeting") of The Southern Africa Fund, Inc. (the "Fund") will be held at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York, on Tuesday, March 14, 1995 at 10:30 a.m., for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated February 14, 1995:

    1. To elect thirteen Directors of the Fund, each to hold office for a term of three years, and until his or her successor is duly elected and qualified;

    2. To ratify the selection of Ernst & Young LLP as independent auditors of the Fund for its fiscal year ending November 30, 1995; and

    3.  To transact such other business as may properly come before the Meeting.

    The Board of Directors has fixed the close of business on January 13, 1995 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors.

                                       By order of the Board of Directors,

                                       EDMUND P. BERGAN, JR.
                                           Secretary
New York, New York
February 14, 1995
________________________________________________________________________________

                            YOUR VOTE IS IMPORTANT
________________________________________________________________________________
   Please indicate your voting instructions on the enclosed Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to save the Fund any additional expense of further solicitation, please mail your proxy promptly.

________________________________________________________________________________
(R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

                                PROXY STATEMENT

                        THE SOUTHERN AFRICA FUND, INC.


                          1345 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10105





                     FIRST ANNUAL MEETING OF STOCKHOLDERS

                                MARCH 14, 1995





                                 INTRODUCTION

    This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The Southern Africa Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the First Annual Meeting of Stockholders of the Fund (the "Meeting"), to be held at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York, on Tuesday,
March 14, 1995 at 10:30 a.m. Such solicitation will be by mail and the cost will be borne by the Fund. The Notice of Meeting, Proxy Statement and Proxy are being mailed to stockholders on or about February 14, 1995.

    The Board of Directors has fixed the close of business on January 13, 1995 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. The outstanding voting shares of the Fund as of January 13, 1995 consisted of 6,007,100 shares of common stock, each share being entitled to one vote. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise provided therein.
Accordingly, unless instructions to the contrary are marked, proxies will be voted (i) for the election of thirteen Directors and (ii) for the ratification of the selection of Ernst & Young LLP as the Fund's independent auditors for its fiscal year ending November 30, 1995. Any stockholder may revoke his proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Fund at the Fund's offices at 1345 Avenue of the Americas, New York, New York 10105, by signing another proxy of a later date or by personally voting at the Meeting.

    A quorum for the Meeting will consist of a majority of the shares outstanding and entitled to vote. In the event that such quorum is not represented at the Meeting or, even if a quorum is so represented, in the event that sufficient votes in favor of either of the proposals set forth in the

Notice of Meeting are not received by March 14, 1995, the persons named as proxies may propose and vote for one or more adjournments of the Meeting with no other notice than announcement at the Meeting, and further solicitation of proxies with respect to such proposals may be made. Shares represented by proxies indicating a vote against any such proposals will be voted against such adjournment.

                                 PROPOSAL ONE

                             ELECTION OF DIRECTORS

    At the Meeting, thirteen Directors will be elected, each to serve for a term of one, two or three years, as the case may be, and until their successors are elected and qualified. The affirmative vote of a plurality of the votes cast at the Meeting is required to elect a Director. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the election of the persons listed below.

    Pursuant to the Articles of Incorporation and Bylaws of the Fund, the Board of Directors has been divided into three classes. The term of office of the first class will expire as of the annual meeting of stockholders to be held in 1996 (Class One), the term of office of the second class will expire as of the annual meeting of stockholders to be held in 1997 (Class Two) and the term of office of the third class will expire as of the annual meeting of stockholders to be held in 1998 (Class Three). Upon expiration of the term of office of each class as set forth above, those persons then elected as Directors in that class will serve until the third annual meeting of stockholders following their election. If elected, Mr. Dave H. Williams, Prof. Dennis Davis and Messrs. Douglas de Jager and Stephen Koseff will be the members constituting Class One; Dr. Willem de Klerk and Messrs. Moss L. Leoka, Ronnie Masson, Frank Savage and Peter G.A. Wrighton will be the members constituting Class Two; and Dr. Enos Mabuza, Messrs. T.N. Chapman and David D.T. Hatendi, and Ms. Reba W. Williams will be the members constituting Class Three.

    As a result of this system, only those Directors in a single class may be changed in any one year, and it would require two years to change a majority of the Board of Directors (although under Maryland law, procedures are available for the removal of Directors even if they are not then standing for re-election and, under Securities and Exchange Commission regulations, procedures are available for including appropriate stockholder proposals in management's annual proxy statement). This system of electing Directors, which may be regarded as an "anti-takeover" provision, may make it more difficult for the Fund's stockholders to change the majority of Directors and, thus have the effect of maintaining the continuity of management.

    All of the nominees listed above except for Messrs. Leoka and Chapman have served as Directors of the Fund since the commencement of the Fund's operations on February 25, 1994. Each nominee has consented to serve as a Director. The Board of Directors knows of no reason why any of these nominees will be unable to serve, but in the event of such inability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend. Although the Fund is a Maryland corporation, certain of its directors and officers are not residents of the United States, and substantially all of the assets of such persons may be located outside of the United States. As a result, it may be difficult for United States investors to effect service of process upon such Directors or officers within the United States or to realize judgments of courts of the United States predicated upon civil liabilities of such Directors or officers under the federal securities laws of the United States.

    Certain information concerning the Fund's Directors and nominees for election as Directors is set forth below.

    Mr. Williams and Ms. Williams are each a director or trustee of one or more other investment companies sponsored by Alliance Capital Management L.P. ("Alliance Capital"), the Fund's investment adviser.

                                                Year term      Number of shares
Name, age, positions and offices                as Director    beneficially
with the Fund, principal            Year first  will expire    owned directly or
occupations during the past         became a    if elected at  indirectly as of
five years and other Directorships  Director    the Meeting    January 13, 1995
_________________________________   __________  ____________   ________________

*Dave H. Williams, Chairman, 62.        1994        1996         10,000
Chairman of the Board of Alliance                (Class One)
Capital Management Corporation
("ACMC")+, since prior to 1990;
Director of The Equitable Companies
Incorporated ("Equitable")

**++T.N. Chapman, Director, 60.         1994        1998           -0-
Chairman of The Southern Life                   (Class Three)
Association Limited; Vice Chairman
of First National Bank of Southern
Africa Limited; Director of
Palabora Mining Company, Anglo
American Corporation of S.A. Ltd.
and Telkom S.A. Ltd.

**++Prof. Dennis Davis, Director,       1994        1996           -0-
43.  Director of The Centre for                  (Class One)
Applied Legal Studies, University
of the Witwatersrand

**++David D.T. Hatendi, Director,       1994        1998           -0-
42.  General Manager-Executive                  (Class Three)
Director of Merchant Bank of
Central Africa Limited

**++Douglas de Jager, Director, 44.     1994        1996           -0-
Executive Chairman of Lenco                      (Class One)
Holdings Ltd.

**++Dr. Willem de Klerk, Director,      1994        1997           -0-
66.  Professor of Journalism and                 (Class Two)
Political Communications; political
consultant

*Stephen Koseff, Director, 43.          1994        1996           -0-
Managing Director of Investec Bank               (Class One)
Limited; Director of Investec
Holdings Limited, Metboard Property
Fund Managers Limited, Growthpoint
Properties Limited, Fedsure
Holdings Limited, Bidcorp Limited,
Sechold Limited and Investec
Investment Trust Ltd.

**++Moss L. Leoka, Director, 43.        1994        1997           -0-
Managing Director of Moss Leoka                  (Class Two)
Communications; Director of Cadbury
S.A. (Pty) Ltd., Regional Resources
Ltd., Airports Company Limited,
Platgold Minerals Ltd., Vincemus
Investments Ltd. and Promat College
of Education

**++Dr. Enos Mabuza, Director, 55.      1994        1998           -0-
Non-executive director of Anglovaal             (Class Three)
Limited, Metropolitan Life, The
Premier Group, South African
Broadcasting Corporation, Shell
South Africa and Volkswagen of
South Africa

*Ronnie Masson, Director, 58.           1994        1997           -0-
Senior General Manager-Investments,              (Class Two)
Sanlam Asset Management (Gibraltar)
Limited; Director of Genbel,
Sanlamtrust Managers, San Lameer
and Sanlam Properties

*Frank Savage, Director, 56.            1994        1997           850
Director of ACMC; Chairman and                   (Class Two)
Director of Alliance Corporate
Finance Group Incorporated;
Director of Essence Communications,
United Mutual Life Insurance
Company, Lockheed Corporation and
Advent International Corporation.
Formerly Chairman of Equitable
Capital Management Corporation

*Reba W. Williams, Director, 58.        1994        1998         10,000
Director of ACMC; Director of                   (Class Three)
Special Projects, ACMC; art
historian and writer.  She was
formerly a financial writer and
consultant, Vice President and a
security analyst for Mitchell-
Hutchins, Inc. and an analyst for
McKinsey & Company, Inc.

**++Peter G.A. Wrighton, 61,            1994        1997           -0-
Director.  Chairman and Chief                    (Class Two)
Executive of The Premier Group;
Director of Consolidated Frame
Textiles Ltd., First National Bank
Holdings Ltd., First National Bank
of Southern Africa Ltd., Frame
Group Holdings Ltd., Liberty
Holdings Ltd., Liberty Life
Association of Africa Ltd., Liblife
Strategic Investments Ltd., Pusela
Farm (Pty) Ltd. and The SA
Institute of Business Ethics (Pty)
Ltd.

_____________________________

*   "Interested person," as defined in the Investment Company Act of 1940.
**  Member of the Audit Committee.
+   For purposes of this Proxy Statement, ACMC refers to Alliance Capital
Management Corporation, the sole general partner of Alliance Capital, and to the predecessor general partner of the same name.
++  Member of the Nominating Committee.

    During the period from the Fund's commencement of operations on February 25, 1994 to November 30, 1994, the Board of Directors met three times. The Audit Committee did not meet during that period. The Nominating Committee, constituted for the purpose of selecting and nominating persons to fill any vacancies on the Board of Directors, met two times during the period from the Fund's commencement of operations on February 25, 1994 to November 30, 1994.
The Nominating Committee does not currently consider candidates proposed by stockholders for election as Directors. Mr. Stephen Koseff attended fewer than 75% of the meetings of the Fund's Board or Committees of the Board.

    The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation for the period from the Fund's commencement of operations on February 25, 1994 to November 30, 1994 paid by the Fund to each of the Directors, and the aggregate compensation paid to each of the Directors for the most recently completed fiscal year by other funds to which Alliance Capital provides investment advisory services (collectively, the "Alliance Fund Complex"), is set forth below:

                                Pension or                       Total
                                Retirement        Estimated      Compensation
                  Aggregate     Benefits Accrued  Annual         from Fund and
                  Compensation  As Part of Fund   Benefits upon  Alliance Fund
Name of Director  from Fund     Expenses          Retirement     Complex
_______________   ____________  _______________   _____________  _____________

Dave H. Williams      $0           $ -0-             $ -0-         $0
T.N. Chapman          $500           -0-               -0-         $500
Prof. Dennis Davis    $5,000         -0-               -0-         $5,000
David D.T. Hatendi    $5,000         -0-               -0-         $5,000
Douglas de Jager      $5,000         -0-               -0-         $5,000
Dr. Willem de Klerk   $5,000         -0-               -0-         $5,000
Stephen Koseff        $0             -0-               -0-         $0
Moss L. Leoka         $5,000         -0-               -0-         $5,000
Dr. Enos Mabuza       $4,500         -0-               -0-         $4,500
Ronnie Masson         $0             -0-               -0-         $0
Frank Savage          $0             -0-               -0-         $0
Reba W. Williams      $0             -0-               -0-         $0
Peter G.A. Wrighton   $5,000         -0-               -0-         $5,000

    As of January 13, 1995, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund. Since February 25, 1994 (the Fund's commencement of operations), none of the Fund's Directors engaged in a purchase or sale of the securities of Alliance Capital, Investec Asset Management (International) Limited or Sanlam Asset Management (Gibraltar) Limited or any of their respective parents or subsidiaries, in an amount exceeding 1% of the relevant class of outstanding securities.

    The Board of Directors recommends that the stockholders vote FOR the election of the foregoing nominees to serve as Directors of the Fund.

                                 PROPOSAL TWO

                         RATIFICATION OF SELECTION OF
                             INDEPENDENT AUDITORS

    The Board of Directors recommends that the stockholders of the Fund ratify the selection of Ernst & Young LLP, independent auditors, to audit the accounts of the Fund for the fiscal year ending November 30, 1995. Their selection was approved by the vote, cast in person, of a majority of the Board of Directors, including a majority of the Directors who are not "interested persons" of the Fund, as defined in the Investment Company Act of 1940 (the "Act"), at a meeting held on September 29, 1994. Ernst & Young LLP has audited the accounts of the Fund since the Fund's commencement of operations and does not have any direct financial interest or any material indirect financial interest in the Fund. A representative of Ernst & Young LLP is expected to attend the Meeting and to have the opportunity to make a statement and to respond to appropriate questions from the stockholders. The Audit Committee of the Board of Directors generally meets twice a year with representatives of Ernst & Young LLP to discuss the scope of their engagement and review the financial statements of the Fund and the results of their examination thereof.

    The Board of Directors recommends that the stockholders vote FOR the ratification of the selection of Ernst & Young LLP as independent auditors of the Fund.

                        INFORMATION ABOUT THE PRINCIPAL
                       OFFICERS, THE INVESTMENT ADVISER,
                            THE SUBADVISERS AND THE
                           ADMINISTRATOR OF THE FUND

    The principal officers of the fund and their principal occupations during the past five years are set forth below. Each of the officers listed below serves as an officer of one or more of the other registered investment companies sponsored by Alliance Capital.

    Dave H. Williams, Chairman and President (see Proposal One, "Election of the Directors," at page 3 for biographical information).

    Norman S. Bergel, Senior Vice President, 44, Vice President of ACMC since prior to 1990; Director and Vice President of Alliance Capital Limited ("ACL") since prior to 1990.

    Mark H. Breedon, Senior Vice President, 42, Vice President of ACMC since prior to 1990, Director and Senior Vice President of ACL since prior to 1990.

    Mark D. Gersten, Treasurer and Chief Financial Officer, 44, a Senior Vice President of Alliance Fund Services, Inc. ("AFS").

    Edmund P. Bergan, Jr., Secretary, 44, Senior Vice President and General Counsel of Alliance Fund Distributors, Inc. and AFS; Vice President and Assistant General Counsel of ACMC.

    The Fund's investment adviser is Alliance Capital Management L.P., with principal offices at 1345 Avenue of the Americas, New York, New York 10105. The Fund's sub-advisers are Investec Asset Management (International) Limited, with principal offices at Tropic Isle Building, Road Town, Tortola, British Virgin Islands and Sanlam Asset Management (Gilbraltar) Limited, with principal offices at Suite 110, Neptune House, Marina Bay, Gilbraltar.

    The Fund's administrator is Middlesex Administrators L.P., with principal offices at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

    Section 30(f) of the Act and the rules under Section 16 of the Securities Exchange Act of 1934, as amended, require that the Directors and officers of the Fund and the Directors of ACMC and the managing directors of Investec Asset Management (International) Limited and Sanlam Asset Management (Gilbraltar) Limited, among others, file with the Securities and Exchange Commission and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of shares of the Fund. During 1994, required reports were not filed on a timely basis on behalf of Ms. Madelon Devoe Talley and Messrs. Brian S. O'Neil and Jerry M. de St. Paer, each a Director of ACMC. The report, in each case, related to Form 3.

                   DEFINITION OF "VOTE OF A MAJORITY OF THE
                  OUTSTANDING VOTING SECURITIES" OF THE FUND

    The "vote of a majority of the outstanding voting securities" of the Fund, as defined in Section 2(a)(42) of the Act, means the vote (i) of 67% or more of the voting securities of the Fund present or represented at any meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) of more than 50% of the outstanding voting securities of the Fund, whichever is less. The only voting securities of the Fund are its outstanding shares of common stock.


                     SUBMISSION OF PROPOSALS FOR THE NEXT
                        ANNUAL MEETING OF STOCKHOLDERS

    Proposals of stockholders intended to be presented at the next annual meeting of stockholders of the Fund must be received by the Fund by October 17, 1995 for inclusion in the Fund's proxy statement and form of proxy relating to that meeting. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Stockholder proposals are subject to certain regulations under federal securities laws.

                                 OTHER MATTERS

    Management of the Fund does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

                            REPORTS TO STOCKHOLDERS

    The Fund will furnish each person to whom the proxy statement is delivered with a copy of the Fund's latest annual report to stockholders upon request and without charge. To request a copy, please call Alliance Fund Services at (800) 227-4618 or contact Nancy Davis at Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

                             By order of the Board of Directors,

                             Edmund P. Bergan, Jr.
                             Secretary

February 14, 1995
New York, New York

TABLE OF CONTENTS                    PAGE

Introduction..........................  1
Proposal One:  Election of Directors..  2
Proposal Two:  Ratification of
   Selection of Independent Auditors..  6
Information About the Principal
   Officers, the Investment Adviser,
   the Subadvisers and the
   Administrator of the Fund..........  6
Definition of "Vote of A Majority Of
   The Outstanding Voting Securities"
   of the Fund........................  7
Submission of Proposals for the Next
   Annual Meeting of Stockholders.....  7
Other Matters.........................  7
Reports to Stockholders...............  8






 _____________________________________


    The Southern Africa Fund, Inc.

                 LOGO

   Alliance Capital Management L.P.

 _____________________________________

              NOTICE OF FIRST
              ANNUAL MEETING OF
              STOCKHOLDERS AND
              PROXY STATEMENT
              March 14, 1995

                                   APPENDIX

                        THE SOUTHERN AFRICA FUND, INC.

Proxy for the First Annual Meeting of Stockholders, March 14, 1995

                                     PROXY

          This proxy is solicited on behalf of the Board of Directors

    The undersigned hereby appoints each of George O. Martinez and Carol H. Rappa as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Common Stock of The Southern Africa Fund, Inc. (the "Fund") held of record by the undersigned on January 13, 1995 at the First Annual Meeting of Stockholders of the Fund to be held at 10:30 a.m., Eastern Standard Time on March 14, 1995 at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, and at all adjournments thereof.

    This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1 and 2.

                             (Continued and to be signed on the reverse side)

                             THE SOUTHERN AFRICA FUND, INC.
                             P.O. BOX 11372
                             NEW YORK, N.Y.  10203-0372

                            FOR all          WITHHOLD          *EXCEPTIONS
                            nominees         AUTHORITY
                            listed below     to vote for
                                             all nominees
                                             listed below
1.  Election of Directors         /   /             /   /           /   /

(INSTRUCTION: To withhold authority to vote for any individual nominee, mark the Exception box and write that nominee's name in the space provided.)

Class I to serve until 1996.

Dave H. Williams, Dennis Davis, Douglas de Jager, Stephen Koseff

Class II to serve until 1997.

Willem de Klerk, Moss L. Leoka, Ronnie Masson, Frank Savage, Peter G.A. Wrighton

Class III to serve until 1998.

T.N. Chapman, David D.T. Hatendi, Enos Mabuza, Reba W. Williams

*Exceptions ____________________________________________________

2. Ratification of the selection of Ernst & Young LLP as the independent auditors for the Fund for the fiscal year ending November 30, 1995.

                         FOR          AGAINST         ABSTAIN
                         /   /        /   /           /   /

3. In the discretion of such proxies, upon such other business as may properly come before the First Annual Meeting or any adjournment thereof.

    Change of Address or
    Comments Mark Here   /   /

Please sign this proxy in the space provided below. Execution by stockholders who are not individuals must be made by an authorized signatory.

Dated: _________________________, 199_

______________________________________
         Name of Stockholder

______________________________________
         Signature

Votes must be indicated (x) in Black or Blue ink.  / X /

Please Sign, Date and Return Promptly in the Enclosed Envelope - No Postage is Required.